Loans receivable, net (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Loans receivable, gross	$ 41,371	$ 37,066
Provision for loan losses	(192)	0
Total loans receivable, net	41,179	37,066
Less: classified as non-current loans receivable, net	(7,293)	(6,019)
Total current loans receivable, net	33,886	31,047
Consumer Loan
Loans receivable, gross	35,611	30,941
Corporate Loans
Loans receivable, gross	$ 5,760	$ 6,125